                                                                    EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                                   -----------


             IN RE: NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC. CASE NO.: 02-11846 AND 02-11847

                            MONTHLY OPERATING REPORT
           FOR THE PERIOD FROM SEPTEMBER 1, 2002 TO SEPTEMBER 30, 2002


           Debtors' Address:          NEON Communications, Inc.
                                      NEON Optica, Inc.
                                      2200 West Park Drive
                                      Westborough, MA  01581

           Debtors' Attorneys:        David B. Stratton
                                      Pepper Hamilton LLP
                                      1201 Market Street, Suite 1600
                                      Wilmington, Delaware  19801



THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

                                          NEON COMMUNICATIONS, INC.
                                          NEON OPTICA, INC.


                                      By: /s/ Stephen E. Courter
                                          -------------------------------------
                                          Stephen E. Courter
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                      By: /s/ William A. Marshall
                                          -------------------------------------
                                          William A. Marshall
                                          CHIEF FINANCIAL OFFICER AND TREASURER
                                          (PRINCIPAL FINANCIAL OFFICER)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:      NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.         CASE NO.:02-11846 AND 02-11847
MONTH OF:       SEPTEMBER 2002



                                TABLE OF CONTENTS


                                                                                                       PAGE
Consolidated Balance Sheet (Unaudited)..............................................................    1
NEON Communications, Inc. Balance Sheet (Unaudited).................................................    2
NEON Optica, Inc. Balance Sheet (Unaudited).........................................................    3
Consolidated Statement of Operations (Unaudited)....................................................    4
Schedule of Cash Receipts and Disbursements (Unaudited).............................................    5
Status of Post-petition Taxes (Unaudited)...........................................................    6
Summary of Unpaid Post-petition Debts (Unaudited)...................................................    6
Accounts Receivable Reconciliation and Aging (Unaudited)............................................    6
Debtor Questionnaire................................................................................    6
Notes...............................................................................................    7

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:      NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.         CASE NO.:02-11846 AND 02-11847
MONTH OF:       SEPTEMBER 2002


                           CONSOLIDATED BALANCE SHEET

                                                                       SEPTEMBER 30,
                                                                            2002
                                                                       -------------
Current Assets:
  Unrestricted cash and cash equivalents............................  $   7,343,200
  Restricted cash and cash equivalents..............................      2,545,300
  Accounts receivable, net..........................................      2,976,500
  Prepaid expenses and other current assets.........................      1,440,800
                                                                      -------------
     Total current assets...........................................     14,305,800
                                                                      -------------
Property and Equipment:
  Real property and improvements....................................      1,563,300
  Communication network and equipment...............................    251,560,500
  Furniture, fixtures and office equipment..........................      3,918,300
  Leasehold improvements............................................     21,307,300
                                                                      -------------
     Total property and equipment...................................    278,349,400
  Less:  accumulated depreciation/amortization......................    (50,514,600)
                                                                      -------------
     Property and equipment, net....................................    227,834,800
                                                                      -------------
Other Assets, net...................................................     10,262,200
                                                                      -------------
                                                                      $ 252,402,800
                                                                      =============

Liabilities Not Subject To Compromise (Post-petition):
  Accounts payable..................................................  $   1,214,400
  Accrued expenses..................................................      1,863,600
                                                                      -------------
     Total post-petition liabilities................................      3,078,000
                                                                      -------------

Liabilities Subject To Compromise (Pre-petition):
  Secured debt......................................................     40,387,500
  Priority obligations..............................................             --
  Unsecured obligations.............................................    246,407,500
                                                                      -------------
     Total pre-petition liabilities.................................    286,795,000
                                                                      -------------

Stockholders' Deficit:
  Unrestricted common stock, $0.01 par value--
     authorized--60,000,000 shares; issued and
        outstanding--19,948,090 shares..............................        199,500
  Restricted common stock ..........................................         13,900
  Subscription receivable--assets to be received from an affiliate..    (12,616,600)
  Additional paid-in capital........................................    290,317,300
  Accumulated deficit - pre-petition................................   (306,201,000)
  Accumulated deficit - post-petition...............................     (9,183,300)
                                                                      -------------
     Total stockholders' deficit....................................    (37,470,200)
                                                                      -------------
                                                                      $ 252,402,800
                                                                      =============


    THESE FINANCIAL STATEMENTS ARE UNAUDITED AND ACCORDINGLY, THERE COULD BE YEAR-END AUDIT ADJUSTMENTS AS WELL AS OTHER ADJUSTMENTS RELATED TO THE DEBTOR'S FILING FOR PROTECTION UNDER CHAPTER 11 OF THE U. S. BANKRUPTCY CODE ON JUNE 25, 2002.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:      NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.         CASE NO.:02-11846 AND 02-11847
MONTH OF:       SEPTEMBER 2002


                            NEON COMMUNICATIONS, INC.
                                  BALANCE SHEET

                                                                       SEPTEMBER 30,
                                                                            2002
                                                                       --------------
Current Assets:
  Unrestricted cash and cash equivalents............................        $     --
                                                                       -------------
     Total current assets...........................................              --
                                                                       -------------

Property and Equipment:
  Real property and improvements....................................              --
  Communication network and equipment...............................      54,744,200
  Furniture, fixtures and office equipment..........................              --
  Leasehold improvements............................................              --
                                                                       -------------
     Total property and equipment...................................      54,744,200
  Less:  accumulated depreciation/amortization......................      (1,370,500)
                                                                       -------------
     Property and equipment, net....................................      53,373,700
                                                                       -------------
Other Assets, net...................................................         622,500
                                                                       -------------
                                                                        $ 53,996,200
                                                                       =============

Liabilities Not Subject To Compromise (Post-petition):
  Accounts payable..................................................    $         --
  Accrued expenses..................................................              --
                                                                       -------------
     Total post-petition liabilities................................              --
                                                                       -------------

Liabilities Subject To Compromise (Pre-petition):
  Secured debt......................................................              --
  Priority obligations..............................................              --
  Unsecured obligations.............................................      20,381,900
                                                                       -------------
     Total pre-petition liabilities.................................      20,381,900
                                                                       -------------
Investment in and advances to subsidiary............................      68,356,800
Due to subsidiary...................................................       2,727,700

Stockholders' Deficit:
  Unrestricted common stock, $0.01 par value--
     authorized--60,000,000 shares; issued and
        outstanding--19,948,090 shares..............................         199,500
  Restricted common stock ..........................................          13,900
  Subscription receivable--assets to be received from an affiliate..     (12,616,600)
  Additional paid-in capital........................................     290,317,300
  Accumulated deficit - pre-petition................................    (306,201,000)
  Accumulated deficit - postpetition................................      (9,183,300)
                                                                       -------------
     Total stockholders' deficit....................................     (37,470,200)
                                                                       -------------
                                                                        $ 53,996,200
                                                                       =============


    THESE FINANCIAL STATEMENTS ARE UNAUDITED AND ACCORDINGLY, THERE COULD BE YEAR-END AUDIT ADJUSTMENTS AS WELL AS OTHER ADJUSTMENTS RELATED TO THE DEBTOR'S FILING FOR PROTECTION UNDER CHAPTER 11 OF THE U. S. BANKRUPTCY CODE ON JUNE 25, 2002.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:      NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.         CASE NO.:02-11846 AND 02-11847
MONTH OF:       SEPTEMBER 2002


                                NEON OPTICA, INC.
                                  BALANCE SHEET

                                                                       SEPTEMBER 30,
                                                                            2002
                                                                       --------------
Current Assets:
  Unrestricted cash and cash equivalents............................   $  7,343,200
  Restricted cash and cash equivalents..............................      2,545,300
  Accounts receivable, net..........................................      2,976,500
  Prepaid expenses and other current assets.........................      1,440,800
                                                                       -------------
     Total current assets...........................................     14,305,800
                                                                       -------------

Property and Equipment:
  Real property and improvements....................................      1,563,300
  Communications network and equipment..............................    196,816,300
  Furniture, fixtures and office equipment..........................      3,918,300
  Leasehold improvements............................................     21,307,200
                                                                       -------------
     Total property and equipment...................................    223,605,100
  Less:  accumulated depreciation/amortization......................    (49,144,100)
                                                                       -------------
     Property and equipment, net....................................    174,461,000
                                                                       -------------
Other Assets, net...................................................      9,639,800
Due from parent.....................................................      2,727,700
                                                                       -------------
                                                                       $201,134,300
                                                                       =============

Liabilities Not Subject To Compromise (Post-petition):
  Accounts payable..................................................   $  1,214,400
  Accrued expenses..................................................      1,863,600
                                                                       -------------
     Total post-petition liabilities................................      3,078,000
                                                                       -------------

Liabilities Subject To Compromise (Pre-petition):
  Secured debt......................................................     40,387,500
  Priority obligations..............................................             --
  Unsecured obligations.............................................    226,025,600
                                                                       -------------
     Total pre-petition liabilities.................................    266,413,100
                                                                       -------------

Stockholders' Deficit:
  Common stock, $0.01 par value--
     authorized--3,000 shares; issued and outstanding--100 shares...             --
  Additional paid-in capital........................................    150,649,600
  Accumulated deficit - pre-petition................................   (210,546,400)
  Accumulated deficit - post-petition...............................     (8,460,000)
                                                                       -------------
     Total stockholders' deficit....................................    (68,356,800)
                                                                       -------------
                                                                       $201,134,300
                                                                       =============


    THESE FINANCIAL STATEMENTS ARE UNAUDITED AND ACCORDINGLY, THERE COULD BE YEAR-END AUDIT ADJUSTMENTS AS WELL AS OTHER ADJUSTMENTS RELATED TO THE DEBTOR'S FILING FOR PROTECTION UNDER CHAPTER 11 OF THE U. S. BANKRUPTCY CODE ON JUNE 25, 2002.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:      NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.         CASE NO.:02-11846 AND 02-11847
MONTH OF:       SEPTEMBER 2002


                      CONSOLIDATED STATEMENT OF OPERATIONS
        FOR THE PERIOD FROM SEPTEMBER 1, 2002 THROUGH SEPTEMBER 30, 2002

Revenues:
  Gross revenues, net of credits...........................       $  3,076,100
  Less: returns and allowances.............................            105,100
                                                                  -------------
  Net revenues.............................................          2,971,000
                                                                  -------------
Operating Expenses:
  Cost of revenues.........................................          1,390,200
  Selling, general and administrative......................          1,436,800
  Depreciation and amortization............................          1,991,900
                                                                  -------------
  Total operating expenses.................................          4,818,900
                                                                  -------------
  Loss from operations.....................................         (1,847,900)
                                                                  -------------
Other Income (Expense):
  Other income.............................................                 --
  Interest expense.........................................                 --
                                                                  -------------
  Total other expense, net.................................                 --
                                                                  -------------
Net Loss Before Reorganization Items.......................         (1,847,900)
                                                                  =============
Reorganization Items:
  Professional and other expenses..........................           (330,400)
  Interest income..........................................             29,400
                                                                  -------------
  Total reorganization expenses............................           (301,000)
                                                                  -------------

Net Loss...................................................       $ (2,148,900)
                                                                  =============


    THESE FINANCIAL STATEMENTS ARE UNAUDITED AND ACCORDINGLY, THERE COULD BE YEAR-END AUDIT ADJUSTMENTS AS WELL AS OTHER ADJUSTMENTS RELATED TO THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE U. S. BANKRUPTCY CODE ON JUNE 25, 2002.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:      NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.         CASE NO.:02-11846 AND 02-11847
MONTH OF:       SEPTEMBER 2002


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
        FOR THE PERIOD FROM SEPTEMBER 1, 2002 THROUGH SEPTEMBER 30, 2002


                                                                       BANK ACCOUNTS
                                                      --------------------------------------------
                                                        OPERATING          PAYROLL       OTHER (1)       TOTAL
                                                      ---------------------------------------------------------------
Cash and Cash Equivalents, Beginning of Period.......    $5,786,800       $ 10,100        $6,800      $5,803,700

Receipts:
  Collection of receivables..........................     4,133,800             --            --       4,133,800
  Other receipts.....................................       166,300             --            --         166,300
  Transfers..........................................      (890,000)       890,000            --              --
Disbursements........................................     1,873,000        887,600            --       2,760,600
                                                         ----------      ---------       --------     ----------
Net Cash Flow........................................     1,537,100          2,400            --       1,539,500
                                                         ----------      ---------       --------     ----------
Cash and Cash Equivalents, End of Period.............    $7,323,900       $ 12,500        $6,800      $7,343,200
                                                         ==========      =========       ========     ==========

(1) Other includes $1,100 petty cash; restricted cash at beginning and end of the period, of $2,542,100 and $2,545,300, respectively, is not included above.


NOTE: There were no cash receipts or disbursements for NEON Communications, Inc. All activity above reflects the activity of NEON Optica, Inc.



    THESE FINANCIAL STATEMENTS ARE UNAUDITED AND ACCORDINGLY, THERE COULD BE YEAR-END AUDIT ADJUSTMENTS AS WELL AS OTHER ADJUSTMENTS RELATED TO THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE U. S. BANKRUPTCY CODE ON JUNE 25, 2002.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:      NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.         CASE NO.:02-11846 AND 02-11847
MONTH OF:       SEPTEMBER 2002


                          STATUS OF POST-PETITION TAXES

     The debtors assert that all fiduciary post-petition taxes are current.


                      SUMMARY OF UNPAID POST-PETITION DEBTS

                                                            NUMBER OF DAYS PAST DUE
                                                 ---------------------------------------------
                                    CURRENT        0 - 30      31 - 60    61 - 90    OVER 90        TOTAL
                                 --------------- ------------ ---------- ---------- ----------- --------------
Accounts Payable                   $ 1,114,900    $   68,800   $30,700    $    -      $   -     $ 1,214,400
Accrued Expenses                     1,395,500       468,100         -         -          -       1,863,600
                                 --------------- ------------ ---------- ---------- ----------- --------------
Total Post-petition Debts         $  2,510,400    $  536,900   $30,700    $    -      $   -     $ 3,078,000
                                 =============== ============ ========== ========== =========== ==============

NOTE: NEON is paying post-petition amounts in the ordinary course of business according to related vendor histories.


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                                 AMOUNT
------------------------------------------------------------------             ---------------
Total Accounts Receivable at the beginning of the reporting period               $ 5,381,500
ADD: Amounts billed during the period                                              2,884,700
LESS: Amounts collected during the period                                         (4,133,800)
                                                                               ----------------
Total Accounts Receivable at the end of the reporting period                     $ 4,132,400
                                                                               ================


ACCOUNTS RECEIVABLE AGING                                                          AMOUNT
------------------------------------------------------------------             ---------------
0 - 30 days old                                                                  $ 1,882,900
31 - 60 days old                                                                     614,500
61 - 90 days old                                                                     140,900
91+ days old                                                                       1,494,100
                                                                               ----------------
Total Accounts Receivable                                                          4,132,400
Allowance for doubtful accounts                                                   (1,155,900)
                                                                               ----------------
Accounts Receivable (Net)                                                        $ 2,976,500
                                                                               ================


                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                      YES              NO
------------------------------------------------------------------------         -----           ------
1. Have any assets been sold or transferred outside the normal course of
    business this reporting period? If yes, provide an explanation below.                          X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
    explanation below.                                                                             X

3. Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                             X

4. Are workers compensation, general liability and other necessary
    insurance coverage in effect?                                                  X

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:      NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.         CASE NO.:02-11846 AND 02-11847
MONTH OF:       SEPTEMBER 2002


         The Debtors caution that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtors filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtors believe the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtors. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor, or for comparison with the other financial information filed by the Debtors with the Securities and Exchange Commission.

         The Debtors caution that the financial information included in the monthly operating reports has been prepared by management of the Debtors without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to year-end audit adjustments as well as other adjustments related to the Debtors' filing for protection under the Bankruptcy Code on June 25, 2002, and these adjustments could be material.